               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                     -----------------------


                            FORM 8-A

        FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
               PURSUANT TO SECTION 12(b) OR (g) OF
               THE SECURITIES EXCHANGE ACT OF 1934


                   Household Capital Trust IV
      -----------------------------------------------------
     (Exact name of registrant as specified in its charter)



       Delaware                     Applied For
------------------------       ---------------------------------
(State of incorporation)       (IRS Employer Identification No.)

c/o Household International,
    Inc.
    2700 Sanders Road
    Prospect Heights, Illinois          60070
------------------------------        ----------
(Address of principal                 (Zip Code)
executive offices)


Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class           Name of each exchange on which
to be so registered           each class is to be registered
-------------------           ------------------------------
7-1/4% Trust Preferred        New York Stock Exchange, Inc.
Securities, Liquidation
Amount $25 per Preferred
Security


Securities to be registered pursuant to Section 12(g) of the Act:

None

Item 1.   Description of Registrant's Securities to be
          Registered.
          --------------------------------------------

The description of the 7-1/4% Trust Preferred Securities being registered hereby, is set forth in the Prospectus dated March 12, 1998 as included in the Registration Statement on Form S-3 (No. 333-47181 and 333-47181-01) of Household International, Inc. and Household Capital Trust IV, as filed with the Securities and Exchange Commission (the "Commission"), on March 2, 1998, as amended by Amendment No. 1, filed with the Commission on March 6, 1998. The Prospectus was filed with the Commission on March 13, 1998 pursuant to Rules 424(b)(2) and 430A of the Securities Act of 1933, as amended. The foregoing Prospectus is incorporated herein by reference.

Item 2.   Exhibits.
          ---------

No.       Description
---       -----------
4.1       Indenture between Household International, Inc.
          ("Household") and The First National Bank of Chicago, as Trustee (incorporated herein by reference to Exhibit
          4.1 to Registration Statement No. 333-03337 and
          333-03337-01).

4.2 Form of Third Supplemental Indenture between Household and The First National Bank of Chicago, as Trustee (incorporated herein by reference to Exhibit 4.2 to Registration Statement No. 333-47181 and 33-47181-01).

4.3       Declaration of Trust of Household Capital Trust II (the
          "Trust") (incorporated herein by reference to Exhibit
          4.3 to Registration Statement No. 333-47181 and
          333-47181-01).

4.4       Form of Amended and Restated Declaration of Trust
          (incorporated herein by reference to Exhibit 4.4 to Registration Statement No. 333-47181 and 333-47181-01).

4.5       Form of Specimen Preferred Security (included in
          Exhibit 4.4 above).

4.6       Form of Specimen Junior Subordinated Note (included in
          Exhibit 4.2 above).

4.7       Form of Preferred Securities Guarantee Agreement
          (incorporated herein by reference to Exhibit 4.7 to Registration Statement No. 333-47181 and 33-47181-01).

4.8 Certificate of Trust (incorporated herein by reference to Exhibit 4.8 to Registration Statement No. 333-47181 and 333-47181-01).

                            SIGNATURE

Pursuant to the requirements of Section 12 of the Securities
Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                              HOUSEHOLD INTERNATIONAL, INC.
                                as Sponsor


Date: March 16, 1998          By:  /s/ Partrick D. Schwartz
      --------------               ------------------------
                                   Patrick D. Schwartz
                                   Assistant Secretary




                              HOUSEHOLD CAPITAL TRUST IV

Date: March 16, 1998          By:  /s/ Mark R. Burnstine
      --------------               ------------------------
                                   Mark R. Burnstine
                                   as Trustee


                              By:  /s/ Dennis J. Mickey
                                   ------------------------
                                   Dennis J. Mickey
                                   as Trustee

                          Exhibit Index
                          -------------

No.       Description
---       -----------
4.1       Indenture between Household International, Inc.
          ("Household") and The First National Bank of Chicago, as Trustee (incorporated herein by reference to Exhibit
          4.1 to Registration Statement No. 333-47181 and
          333-47181-01).

4.2 Form of Third Supplemental Indenture between Household and The First National Bank of Chicago, as Trustee (incorporated herein by reference to Exhibit 4.2 to Registration Statement No. 333-47181 and 33-47181-01).

4.3       Declaration of Trust of Household Capital Trust II (the
          "Trust") (incorporated herein by reference to Exhibit
          4.3 to Registration Statement No. 333-47181 and
          333-47181-01).

4.4       Form of Amended and Restated Declaration of Trust
          (incorporated herein by reference to Exhibit 4.4 to Registration Statement No. 333-47181 and 333-47181-01).

4.5       Form of Specimen Preferred Security (included in
          Exhibit 4.4 above).

4.6       Form of Specimen Junior Subordinated Note (included in
          Exhibit 4.2 above).

4.7       Form of Preferred Securities Guarantee Agreement
          (incorporated herein by reference to Exhibit 4.7 to Registration Statement No. 333-47181 and 33-47181-01).

4.8 Certificate of Trust (incorporated herein by reference to Exhibit 4.8 to Registration Statement No. 333-47181 and 333-47181-01).


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